Exhibit 99.1

Dell Sees Further Softening in Global Information Technology Demand

ROUND ROCK, Texas--(BUSINESS WIRE)--When Dell (NASDAQ:DELL) announced Q2 financial results on Aug. 28, 2008, it reported continued conservatism in IT spending in the U.S., which had extended into Western Europe and several countries in Asia. The company is seeing further softening in global end-user demand in the current quarter.

Dell will continue to execute against its five growth priorities of global consumer, small and medium business, enterprise, notebooks and emerging countries. The company expects to incur costs as it realigns its business to improve competitiveness, reduce headcount and invest in infrastructure and acquisitions, but is committed to working aggressively on cost initiatives that will benefit its P&L over time with improved growth, profitability and cash flow. The company grew unit shipments faster than the industry in the first half of calendar 2008 and expects to grow faster than the industry for the full year.

Dell executives will address investors at the Bank of America 38th Annual Conference in San Francisco today. In addition, the company will report third quarter fiscal year 2009 results Nov. 20, 2008, after the close of market.

About Dell

Dell Inc. (NASDAQ:DELL) listens to customers and delivers innovative technology and services they trust and value. Uniquely enabled by its direct business model, Dell is a leading global systems and services company and No. 34 on the Fortune 500. For more information, visit www.dell.com, or to communicate directly with Dell via a variety of online channels, go to www.dell.com/dellshares. To get Dell news direct, visit www.dell.com/RSS.

Special Note

Statements in this press release that relate to future results and events (including statements about future financial and operating performance) are forward-looking statements based on Dell's current expectations. Actual results and events in future periods could differ materially from those projected in these forward-looking statements because of a number of risks and uncertainties including: general economic, business and industry conditions; our ability to re-establish a cost advantage over our competitors; local economic and labor conditions, political instability, unexpected regulatory changes, trade protection measures, tax laws, copyright levies and fluctuations in foreign currency exchange rates; our ability to accurately predict product, customer and geographic sales mix and seasonal sales trends; information technology and manufacturing infrastructure failures; our ability to effectively manage periodic product transitions; disruptions in component or product availability; our ability to maintain a strong internal control environment; our reliance on third-party suppliers for quality product components, including reliance on several single-source or limited-source suppliers; our ability to access the capital markets; unfavorable results of legal proceedings could harm our business and result in substantial costs; our acquisition of other companies; our ability to properly manage the distribution of our products and services; our cost-cutting measures; effective hedging of our exposure to fluctuations in foreign currency exchange rates and interest rates; obtaining licenses to intellectual property developed by others on commercially reasonable and competitive terms; our ability to attract, retain and motivate key personnel; loss of government contracts; expiration of tax holidays or favorable tax rate structures; changing environmental laws; and the effect of armed hostilities, terrorism, natural disasters and public health issues. For a discussion of those and other factors affecting Dell’s business and prospects, see Dell’s periodic filings with the Securities and Exchange Commission.

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